UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	January 20, 2016
(Date of earliest event reported)	January 19, 2016

ONE Gas, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-36108	46-3561936
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15 East Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 947-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information disclosed in these Items 2.02 and 7.01, including Exhibits 99.1 and 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 2.02		Results of Operations and Financial Condition

On January 19, 2016, we announced our updated 2015 financial guidance. The news release is furnished as Exhibit 99.1 and incorporated by reference herein.

Item 7.01		Regulation FD Disclosure

On January 19, 2016, we announced our updated 2015 financial guidance, issued our 2016 financial guidance and updated our expected five-year financial and dividend growth rates.

We also announced our board of directors declared a cash dividend of 35 cents per share of common stock.

The news releases are furnished as Exhibit 99.1 and 99.2 and incorporated by reference herein.

Item 8.01		Other Events

On January 19, 2016, our board of directors declared a cash dividend of 35 cents per share of common stock, payable March 11, 2016, to shareholders of record at the close of business February 26, 2016.

Item 9.01		Financial Statements and Exhibits

	(d)	Exhibits

Exhibit Number	Description

99.1		Financial guidance news release issued by ONE Gas, Inc. dated January 19, 2016.

99.2		Dividend declaration news release issued by ONE Gas, Inc. dated January 19, 2016.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONE Gas, Inc.

Date:	January 20, 2016	By:	/s/ Curtis L. Dinan
Curtis L. Dinan Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Financial guidance news release issued by ONE Gas, Inc. dated January 19, 2016.

99.2	Dividend declaration news release issued by ONE Gas, Inc. dated January 19, 2016.

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